The Procter & Gamble Company: Reg G Reconciliation of Non-GAAP measures

In accordance with the SEC’s Regulation G, the following provides definitions of the non-GAAP measures used in the earnings call and slides with the reconciliation to the most closely related GAAP measure.  The measures provided are as follows:
1.	Organic Sales Growth – pages 1 and 2
2.	Core EPS – pages 2 and 3
3.	Core Operating Profit Growth – page 3
4.	Core Selling, general and administrative expense (SG&A) – page 4
5.	Free Cash Flow – page 4
Note—where indicated, 1H means “first half” and 2H means “second half”.

1. Organic Sales Growth:
Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of reported sales growth to organic sales is as follows:

Total P&G	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
JAS 06	27%	-1%	-20%	6%
OND 06	8%	-3%	0%	5%
JFM 07	8%	-2%	0%	6%
AMJ 07	8%	-3%	0%	5%
JAS 07	8%	-3%	0%	5%
OND 07	9%	-5%	1%	5%
JFM 08	9%	-5%	1%	5%
AMJ 08	10%	-6%	1%	5%
JAS 08	9%	-5%	1%	5%
Average–JAS 06-JAS 08	11%	-4%	-2%	5%
OND 08	-3%	5%	0%	2%
JFM 09	-8%	9%	0%	1%
AMJ 09	-11%	9%	1%	-1%
JAS 09	-6%	7%	1%	2%
Average–OND 08-JAS 09	-7%	8%	0%	1%
OND 09	6%	-2%	1%	5%
JFM 10	7%	-3%	0%	4%
AMJ 10	5%	-1%	0%	4%
JAS 10	2%	3%	-1%	4%
OND 10	2%	2%	-1%	3%
JFM 11	5%	-1%	0%	4%
AMJ 11	10%	-5%	0%	5%
JAS 11	9%	-5%	0%	4%
OND 11	4%	0%	0%	4%
Average–OND 09-OND 11	5%	-1%	0%	4%
JFM 12 (Estimate)	0% to 2%	3%	0%	3% to 5%
AMJ 12 (Estimate)	-1% to 2%	5% to 4%	0%	4% to 6%

2. Core EPS:  This is a measure of the Company’s diluted net earnings per share from continuing operations excluding certain items that are not judged to be part of the Company’s sustainable results or trends.  This includes current year impairment charges for goodwill and indefinite lived intangible assets, current year charges related to incremental restructuring charges due to increased focus on productivity and cost savings, a significant benefit in FY 2011 from the settlement of U.S. tax litigation primarily related to the valuation of technology donations, charges in FY’s 2012, 2011 and 2010 related to European legal matters, a FY 2010 charge related to a tax provision for retiree healthcare subsidy payments in the U.S. healthcare reform legislation, incremental restructuring charges in FY 2009 to offset the dilutive impact of the Folgers divestiture, and significant adjustments to tax reserves in FY 2008.  We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The tables below provide a reconciliation of diluted net earnings per share to Core EPS:

Fiscal Year Data:	FY 2011	FY 2010	FY 2009	FY 2008
Diluted Net Earnings Per Share - Continuing Operations	$3.93	$3.53	$3.39	$3.40
Settlement from U.S. Tax Litigation	($0.08)	-	-	-
Charges for European Legal Matters	$0.10	$0.09	-	-
Charge for Taxation of Retiree Healthcare Subsidy	-	$0.05	-	-
Incremental Folgers-related Restructuring Charges	-	-	$0.09	-
Significant Adjustments to Tax Reserves	-	-	-	($0.14)
Rounding Impacts			($0.01)	-
Core EPS	$3.95	$3.67	$3.47	$3.26
Core EPS Growth	8%	6%	6%

	JFM 12 (Est.)	JFM 11
Diluted Net Earnings Per Share	$0.81 to $0.87	$0.96
Snacks Dilution	($0.02)	($0.02)
Incremental Restructuring	$0.10	-
Core EPS	$0.89 to $0.95	$0.94
Core EPS Growth	-5% to 1%

	FY 2012 (Est.)	FY 2011
Diluted Net Earnings Per Share	$3.77 to $3.93	$3.93
One-time gain from snacks divestiture	($0.47) to ($0.50)
Impairment charges	$0.50	-
Charges for European legal matters	$0.02	$0.10
Settlement from U.S. tax litigation	-	($0.08)
Snacks Dilution	($0.07)	($0.07)
Incremental restructuring	$0.18 to $0.15	-
Core EPS	$3.93 to $4.03	$3.88
Core EPS Growth	1% to 4%

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.  The charge for the significant settlement from U.S. tax litigation is tax expense.

3. Core Operating Profit Growth:
This is a measure of the Company’s operating profit growth adjusted for the current year impairment charges for goodwill and indefinite lived intangible assets, current year charges related to incremental restructuring charges due to increased focus on productivity and cost savings, and charges in current and prior year related to the European legal matters:

	2H FY 2012 (Est.)	1H FY 2012	2H FY 2011	1H FY 2011

Operating Profit Growth	0% to 7%	-19%	2%	-4%
Impairment charges	-	18%	-	-
Charges for European legal matters	-	-3%	-	-
Incremental restructuring	10% to 8%	-	-	-
Rounding	-	-	-	1%

Core Operating Profit Growth	10% to 15%	-4%	2%	-3%

4. Core Selling, general and administrative expense (SG&A):

This is a measure of the Company’s SG&A expenses adjusted for charges related to European legal matters (amounts in millions):

FY 2011
Selling, general and administrative expense	$25,973
Charges for European legal matters	($303)
Core SG&A	$25,670

5. Free Cash Flow:

Free cash flow is defined as operating cash flow less capital spending.  We view free cash flow as an important measure because it is one factor in determining the amount of cash available for dividends and discretionary investment.  Free cash flow is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of free cash flow is provided below (amounts in millions):

	Operating Cash Flow	Capital Spending	Tax Payment on Divestitures	Adjusted Free Cash Flow	Net Earnings	Divestiture Gain	Net Earnings excluding Divestiture Gain	Free Cash Flow Productivity
FY ‘06	$11,372	($2,667)		$8,705	$8,684		$8,684	100%
FY ‘07	$13,410	($2,945)		$10,465	$10,340		$10,340	101%
FY ‘08	$15,008	($3,046)		$11,962	$12,075		$12,075	99%
FY ‘09	$14,983	($3,238)		$11,745	$13,522	$2,011	$11,511	102%
FY ‘10	$16,131	($3,067)	$980	$14,044	$12,846	$1,585	$11,261	125%
FY ‘11	$13,330	($3,306)		$10,024	$11,927		$11,927	84%



CAGNY

February 23, 2012

Forward Looking Statements

All statements, other than statements of historical fact included in this release or presentation, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on financial data, market assumptions and business plans available only as of the time the statements are made, which may become out of date or incomplete. We assume no obligation to update any forward-looking statement as a result of new information, future events or other factors. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. In addition to the risks and uncertainties noted in this release or presentation, there are certain factors that could cause actual results for any quarter or annual period to differ materially from those anticipated by some of the statements made. These include: (1) the ability to achieve business plans, including growing existing sales and volume profitably despite high levels of competitive activity and an increasingly volatile economic environment, especially with respect to the product categories and geographical markets (including developing markets) in which the Company has chosen to focus; (2) the ability to successfully manage ongoing acquisition, divestiture and joint venture activities to achieve the cost and growth synergies in accordance with the stated goals of these transactions without impacting the delivery of base business objectives; (3) the ability to successfully manage ongoing organizational changes designed to support our growth strategies, while successfully identifying, developing and retaining key employees, especially in key growth markets where the availability of skilled employees is limited; (4) the ability to manage and maintain key customer relationships; (5) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (6) the ability to successfully manage regulatory, tax and legal requirements and matters (including product liability, patent, intellectual property, and tax policy), and to resolve pending matters within current estimates; (7) the ability to resolve the pending competition law inquiries in Europe within current estimates; (8) the ability to successfully implement, achieve and sustain cost improvement plans in manufacturing and overhead areas, including the Company's outsourcing projects; (9) the ability to successfully manage currency (including currency issues in certain countries, such as Venezuela, China and India), debt, interest rate and commodity cost exposures and significant credit or liquidity issues; (10) the ability to manage continued global political and/or economic uncertainty and disruptions, especially in the Company's significant geographical markets, due to terrorist and other hostile activities or natural disasters (including the civil unrest in the Middle East and the Japan earthquake and tsunami) and/or disruptions to credit markets resulting from a global, regional or national credit crisis; (11) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products; (12) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (13) the ability to successfully manage increases in the prices of raw materials used to make the Company's products; (14) the ability to develop effective sales, advertising and marketing programs; (15) the ability to stay on the leading edge of innovation, maintain a positive reputation on our brands and ensure trademark protection; and (16) the ability to rely on and maintain key information technology systems (including Company and third-party systems) and the security over such systems and the data contained therein. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Regulation G Disclosure

For a full reconciliation, please visit:
www.pg.com/investors


At P&G,
we touch lives in small but meaningful ways.
Billions of lives.
Every day.


P&G
CAGNY
February 23, 2012

Bob McDonald

Chairman of the Board

President & Chief Executive Officer

Jon Moeller

Chief Financial Officer

Agenda

- Recent Results & Guidance
- Strategy
- 3 Key Questions

Recent Results
Organic Sales Growth



6%
5%
4%
3%
2%
1%
0%
-1%
Past 9 Quarter CAGR = 4.1%
OND 09
JFM 10
AMJ 10
JAS 10
OND 10
JFM 11
AMJ 11
JAS 11
OND 11
JFM 12e
AMJ 12e

Recent Results
Organic Sales Growth – Past 9 quarters

+4.1% CAGR

=

~$7 billion

Recent Results
Organic Sales Trends


Pre-Crisis: 9 qtrs @ 5.2%
Post-Crisis: 9 qtrs @ 4.1%
Crisis:
4 qtrs @ 1%
6%
5%
4%
3%
2%
1%
0%
-1%
JAS 06
OND 06
JFM 07
AMJ 07
JAS 07
OND 07
JFM 08
AMJ 08
JAS 08
OND 08
JFM 09
AMJ 09
JAS 09
OND 09
JFM 10
AMJ 10
JAS 10
OND 10
JFM 11
AMJ 11
JAS 11
OND 11

Recent Results

Pricing impact to Sales Growth

FY'12 Pricing of ~$3.5B or +4% to Sales Growth



5
4
3
2
1
0
~0%
+1%
+3%
+4%
+4%
+4%
+4%
OND 10
JFM 11
AMJ 11
JAS 11
OND 11
JFM 12e
AMJ 12e

Recent Results
P&G Global Constant $ Value Share



20
19
18
JAS 08
OND 08
JFM 09
AMJ 09
JAS 09
OND 09
JFM 10
AMJ 10
JAS 10
OND 10
JFM 11
AMJ 11
JAS 11
OND 11

Recent Results
Volume Market Growth - IYA



5.8%
4.8%
3.8%
2.8%
1.8%
0.8%
-0.2%
Total Markets
North America
Western Europe
CEEMEA
Asia
Latin America
P12M
P6M
P3M

Recent Results
Key Commodities Cost Index



4 Month Rolling Average of Spot Prices
300
250
200
150
100
Base
OND 02
OND 03
OND 04
OND 05
OND 06
OND 07
OND 08
OND 09
OND 10
OND 11
Index vs. Jan 2002

Recent Results
Foreign Exchange Volatility

	% Devaluation vs. Initial FY Guidance
Brazil	-10
India	-11
Mexico	-12
Poland	-19
Russia	-10
South Africa	-15
Turkey	-14

Recent Results
Core Operating Profit Growth



20%
15%
10%
5%
0%
-5%
+10%
to +15%
1H FY 11
2H FY 11
1H FY 12
2H FY 12 E

* Includes Pringles

Recent Results
Core EPS Growth


10%
8%
6%
4%
2%
0%
+1%
to +4%
FY 09
FY 10
FY 11
FY 12E

* Includes Pringles

Cash Generation
Adjusted Free Cash Flow Productivity*



Target = 90%+
100%
101%
99%
102%
125%
84%
+/-90%
FY '06
FY '07
FY '08
FY '09
FY '10
FY '11
FY '12 (Est.)

* Adjusted free cash flow is operating cash flow less capital spending and tax impacts from major divestitures. Adjusted free cash flow productivity is the ratio of adjusted free cash flow to net earnings excluding impairments and major divestiture gains.

Dividends

FY Dividend per Share, Adjusted for Stock Splits



55 consecutive fiscal years of increases at a compound average growth rate of ~9.5%
2.00
1.50
1.00
0.50
0.00
1956
1967
1978
1989
2000
2011

Guidance Update

FY '12 All-in GAAP EPS Guidance

Previous Guidance	$3.85 to $4.08	*-2% to +4%*
Diamond Transaction	($0.55) to ($0.65)	
Excluding Pringles Gain	$3.30 to $3.43	*-16% to -13%*
Kellogg Transaction	$0.47 to $0.50	
Including Pringles Gain	$3.77 to $3.93	*-4% to Flat*

FY ’12 Core EPS Guidance

	FY ‘12	FY ‘11
Previous Guidance	$4.00 to $4.10	$3.95
Growth	*+1% to +4%*	
Pringles Restatement	($0.07)	($0.07)
Updated Guidance	$3.93 to $4.03	$3.88
Growth	*+1% to +4%*	

JFM '12 Core EPS Guidance

	FY '12	FY '11
Previous Guidance	$0.91 to $0.97	$0.96
Pringles Restatement	~($0.02)	~($0.02)
Updated Guidance	$0.89 to $0.95	$0.94
EPS Growth	-5% to +1%	

Our Purpose

We will provide branded products and services of superior quality and value that improve the lives of the world's consumers, now and for generations to come.

As a result, consumers will reward us with leadership sales, profit and value creation, allowing our people, our shareholders, and the communities in which we live and work to prosper.



Long-Term Growth Strategy

More Consumers…by extending our category portfolios vertically to higher and lower value tiers

In More Parts of the World…by expanding geographically into category whitespaces

More Completely…by improving existing products and extending portfolios into adjacent categories

3 Key Questions

1. Can P&G still grow in **Developed Markets**?

2. Can **Developing Market** growth be profitable?

3. Can P&G generate sufficient **Productivity and Cost Savings** to support both our strategic and financial goals?

Innovation



Charmin
Ultra Soft
Bounty
Tide
GAIN
ACE
IAMS
Pampers
DURACELL
ARIEL



Developed Markets
Product Innovation: U.S. Oral Care


complete
NEW TOOTHPASTE
NUEVA
Feel it working!
!La sientes trabajar!
Scope
Crest complete
Crest + Oral-B


Crest
3D WHITE
WHITESTRIPS
Advanced SEAL
Crest
3D WHITE
ADVANCED VIVID
STAIN PROTECTION
Oral-B
3D WHITE
Glide
ALCOHOL FREE
Crest
3D WHITE
Crest
3D WHITE
VIVID


Crest
PRO-HEALTH
CLINICAL
GUM PROTECTION
Crest
PRO-HEALTH
CLINICAL
GUM PROTECTION
INVIGORATE
Crest
PRO-HEALTH
INVIGORATING CLEAN
Oral-B
Glide

Developed Markets
US Pampers Value Share Growth*



33.0
31.0
29.0
27.0
JAS07
OND07
JFM08
AMJ08
JAS08
OND08
JFM09
AMJ09
JAS09
OND09
JFM10
AMJ10
JAS10
OND10
JFM11
AMJ11
JAS11
OND11



Pampers
Swaddlers
Blankie Soft
2
36



Pampers
Cruisers
3-WAY FIT
4
68

* Pampers Diapers share growth on a constant $ basis

Developed Markets
Japan Growth - IYA


Growing Sales & Market Share in a Declining Market
110%
100%
90%
JFM 10
AMJ 10
JAS 10
OND 10
JFM 11
AMJ 11
JAS 11
OND 11
P&G Sales IYA
Market IYA

* P&G Sales calculated on a local currency basis

Developed Markets
Product Innovation: Downy Unstopables



squeeze & sniff
Downy
UN STOPABLES
in-wash scent booster
intensificador de fragancia
lavish
somptueux
exuberancia
375 g (13.2 OZ)
squeeze & sniff
Downy
UN STOPABLES
in-wash scent booster
intensificador de fragancia
fresh
frais
frescura
375 g (13.2 OZ)
squeeze & sniff
Downy
UN STOPABLES
in-wash scent booster
intensificador de fragancia
delight
merveilleux
delicia
375 g (13.2 OZ)

Developed Markets
Product Innovation: Febreze Car Vent Clip


ELIMINATES ODOURS
ÉLIMINE LES ODEURS
2 CLIPS PINCES, for up to senteur qui dure jusqu'à 60 DAYS JOURS
febreze
CAR
scratch grattez
vent clips - pinces pour bouche d'air
linen & sky - ciel et air frais
2 CLIPS / PINCES
EACH / CHAQUE 2 mL
TOTAL / AU TOTAL 4 mL
AIR FRESHENER
ASSAINISSEUR D'AIR


new febreze CAR
$2.97
new febreze CAR

Developed Markets

Product Innovation: Bounty


6 BIG! Rolls
=8
Regular Rolls!
6 rollos GRANDES = 8 rollos regulares
Bounty
One Sheet
Locks in the Mess
Una hoja retiene la suciedad
White Blancas
PAPER TOWELS
6 ROLLS/ROLLOS • 28.3 m² (305 SQ FT) • 64 TWO-PLY SHEETS PER

Developed Markets
Product Innovation: Oral Care



CLINICAL STRENGTH
PLAQUE & GINGIVITIS PROTECTION
NEW
Crest
PRO-HEALTH™
CPC ANTIGINGIVITIS/ANTIPLAQUE ORAL RINSE
ALCOHOL FREE
CLINICAL
OUR MOST ADVANCED RINSE EVER
Reduces plaque & even helps prevent plaque regrowth
Helps prevent & even helps reverse gingivitis in 2 weeks
Kills 99% of germs to improve breath
DEEP CLEAN MINT
P&G WORLDWIDE PARTNER
Oral-B
Glide
PRO-HEALTH
CLINICAL PROTECTION FLOSS
SLIDES UP TO 50% MORE EASILY IN TIGHT SPACES
PROTECTS AGAINST GINGIVITIS, CAVITIES & BAD BREATH
AS PART OF A COMPLETE DENTAL PROGRAM
FRESH MINT
PRO-HEALTH™ CLINICAL PRO-FLEX
Oral-B
NEW
Crest
PRO-HEALTH
CAVITIES
GINGIVITIS
PLAQUE
SENSITIVITY
TARTAR
WHITENING
FRESHENS BREATH
CLINICAL
PLAQUE CONTROL
Clinically Proven to Help Keep Plaque from Coming Back

Developed Markets
Product Innovation: U.S. Feminine Care


always radiant TAMPAX
TAMPAX radiant compak
TAMPAX radiant plastic
16 TAMPONS TAMPONES
18 TAMPONS/TAMPONES
always radiant infinity PADS
always radiant Wipes-to-Go
always radiant Invisibly Thin LINERS
New! Nouveau!
New Look! Nouveau Look!

Developed Markets
Product Innovation: Tide PODS



Tide
PODS
détergent détachant éclaire
detergent + stain remover + brightener
detergente quitamanchas abrillantador
FOR BOTH · POUR LES DEUX · POR TANTO
DETERGENT DÉTERGENT DETERGENTE
CAUTION: EYE IRRITANT. MAY BE HARMFUL IF SWALLOWED.
ATTENTION:
ADVERTENCIA: IRRITANTA OJOS. PUEDE SER PELIGROSO SI SE INGIERE.
spring meadow
1.44 kg (3.17 LB) 51 OZ

Insert Tide Pods Copy

Developed Markets
Commercial Innovation


P&G
WORLDWIDE PARTNER

Retailer Support


EVERYDAY VICTORIES
EVERYDAY VICTORIES


MOM,
CHEER ON YOUR CHAMPIONS.
MOM,
CHEER ON YOUR CHAMPIONS.

Developed Markets
Expansion


Oral-B
PRO-EXPERT
ALL-AROUND PROTECTION
Oral-B
complete
MOUTHWASH +WHITENING
Oral-B
1 · 2 · 3
Anti-Cavity | Whitening | Freshness
febreze
lavanda primaveral
febreze
frescura floral
febreze
energia citrica
febreze
rocio del bosque
Tutto in 1
FAIRY
ACTIVE CAPS
RACCOMANDATO DA VIAKAL
PULITO BRILLANTE

Innovation
Continued Industry Leading R&D Investment



$B
$2.0
$1.0
$0.0
P&G
Unilever
L'Oreal
Henkel
KC
Colgate
Reckitt
Clorox
Energizer

3 Key Questions

1. Can P&G still grow in **Developed Markets**?

2. Can **Developing Market** growth be profitable?

Long-Term Growth Strategy

In More Parts of the World…by expanding geographically into category whitespaces



Developing Markets

Source of Population Growth – 2010 to 2020

Population is forecast to grow 700 million people by 2020 with ~95% of the Growth from Developing Markets



400
300
200
100
0
Millions of People
North America
Western Europe
Latin America
CEEMEA
Asia

Developing Markets
Increasing Wealth



+1.2 Billion New Consumers Crossing the $10/day Threshold in Developing Markets
Millions of People
1,500
1,000
500
0
North America
Western Europe
Latin America
CEEMEA
Asia

*2010 vs. 2020. Source Euromonitor.

Developing Markets
Increasing Wealth



+~1.4 Billion New Middle Class Consumers in Developing Markets
2,000
1,500
1,000
500
0
Millions of People
North America
Western Europe
Latin America
CEEMEA
Asia

*Per OECD Development Centre, Jan. 2010 Study. Time periods are 2009 vs. 2020

Developing Markets
Increasing Wealth


+200% Increase in Millionaire Households
In Developing Markets
# of Millionaire Households (000's)
1,500
1,000
500
0
Brazil
Russia
India
China

*Per Deloitte Development LLC 2011. Time periods are 2011 vs. 2020

Developing Markets
P&G Sales Growth: 2000 to 2012


Developed
Developing
% of Total Company Sales
80%
20%
$8 bn
77%
23%
$13 bn
63%
37%
~$31 - 32 bn
FY'00
FY'05
FY'12e

Developing Markets
Profitable Growth - Scale



After-tax Margin
Global Average ~14%
China
Poland
Russia
Saudi Arabia
Philippines

Global Toothpaste Expansion
FY '08


Currently Compete
White Space

Global Toothpaste Expansion

	Organic Sales Growth	After Tax Profit Growth
FY '06 thru FY '10	+ Mid-Singles	+ Double-Digits

Oral-B®

Global Toothpaste Expansion
FY '11


Currently Compete
White Space

Global Toothpaste Expansion

	Organic Sales Growth	After Tax Profit Growth
FY '06 thru FY '10	+ Mid-Singles	+ Double-Digits
FY '11	+ High-Singles	- Single-Digits

Oral-B®

Global Toothpaste Expansion
FY '12


Currently Compete
White Space

Global Toothpaste Expansion

	Organic Sales Growth	After Tax Profit Growth
FY '06 thru FY '10	+ Mid-Singles	+ Double-Digits
FY '11	+ High-Singles	- Single-Digits
FY '12 Estimate	+ High-Singles	+Low-Singles

Oral-B®

Global Toothpaste Expansion
FY '15 Plan



Currently do or Will Compete
White Space

Global Toothpaste Expansion

	Organic Sales Growth	After Tax Profit Growth
FY '06 thru FY '10	+ Mid-Singles	+ Double-Digits
FY '11	+ High-Singles	- Single-Digits
FY '12 Estimate	+ High-Singles	+Low-Singles
FY 13 thru FY 15	+ High-Singles	Accelerating Profit Growth
FY '15 Estimate	+ High-Singles	+ Double-Digits

Oral-B®

Brazil Pantene Expansion
Profit Positive Day 1



THIS CARNAVAL,
HEALTHY HAIR
WILL MAKE YOU
THE STAR.
PANTENE
PRO-V

Developing Markets
Market Spending Split

FY '11	Brazil	Russia	India	China
Super Premium	26%	25%	3%	17%
Premium	24%	22%	16%	26%
Mid	45%	46%	51%	35%
Low	4%	7%	30%	22%

Developing Markets
Market Spending Split & Growth – China

P12M	Market Size Split%	Market Value Growth (IYA)
Super Premium	17%	132
Premium	26%	117
Mid	35%	109
Low	22%	104

Developing Markets
Brazil Hair Care

Sales per Unit: up +37%



FY09
FY12
Base
65%
Shampoo
122 Index
29%
Conditioner
167 Index
6%
Treatments
122 Index
51%
Shampoo
139 Index
36%
Conditoner
194 Index
12%
Treatments
944 Index
2%
Ampoules
X%
= % of Volume

*All numbers at constant FX (at 1.76)

Developing Markets
Brazil Toothpaste

Sales per Unit: up +29%


FY11
FY12
Base
50%
123
125 Index
20%
Complete
158 Index
28%
Pro-Health
500 Index
1%
Sensitive
Base
45%
123
133 Index
26%
Complete/
1234
167 Index
26%
Pro-Health/
Gold
533 Index
1%
Sensitive
883 Index
2%
Clinical
Protection
X%
= % of Volume

*All numbers at constant FX (at 1.76)

Developing Markets
Brazil Fabric Care

Sales per Unit: up +30%



FY09
FY12
Base
75%
Ace Powder
1Kg
144 Index
25%
Ariel
(powder and liquids)
1Kg / 1L
118 Index
40%
Ace Powder
1Kg
144 Index
5%
Ace Liquid
1L
167 Index
46%
Ariel
(powder and
liquids)
1Kg / 1L
151 Index
9%
Downy
500ml
X%
= % of Volume

*All numbers at constant FX (at 1.76)

Developing Markets
Brazil Hair Care Market Growth



9.5%
P&G Value Share
ND'11
127
113
107
100
2.8%
P&G Value Share
JF'08
FY 2008
FY 2009
FY 2010
FY 2011

*Constant FX @ 1.76

Developing Markets
Brazil Oral Care Market Growth



6.4%
P&G Value
Share
ND'11
0%
P&G Value
Share
JF'08
100
105
107
117
FY 2008
FY 2009
FY 2010
FY 2011

*Constant FX @ 1.76

Developing Markets
Brazil Fabric Care Market - IYA



13.6%
P&G Value Share
ND'11
119
116
110
10.4%
P&G Value Share
JF'08
100
FY 2008
FY 2009
FY 2010
FY 2011

*Constant FX @ 1.76

Developing Markets
Profitable Growth

- Faster Growth
- Demographic Trends: Wealth is increasing
- Scale: Leads to Margin Expansion
- Virtuous Investment: Short-term Investment for Long-Term profitable growth
- Premium & Super Premium Tiers Expanding: Positive Mix Opportunities
- Total Markets are Growing

3 Key Questions

1. Can P&G still grow in **Developed Markets**?

2. Can **Developing Market** growth be profitable?

3. Can P&G generate sufficient **Productivity and Cost Savings** to support both our strategic and financial goals?

Improve Productivity in All We Do

- Cost of Goods
- Research & Development
- Marketing
- Overhead



Productivity & Cost Savings
Cost Reduction Opportunity

$85 billion cost pool

billions	FY'11	CAGR	FY'16
Net Sales	$82.6	5%	$105.4
COGS	$40.8	5%	**$52.1**
Core SG&A*	$25.7	5%	**$32.8**
Core Operating Profit	$16.1	5%	$20.5
Core Operating Margin	19.5%	5%	19.5%

*Core SG&A costs exclude certain one-time items reconciled in Regulation G attachments to this presentation

Productivity & Cost Savings
Cost Opportunity by FY'16

~$10 billion Cost Reduction

~950 bps operating margin flexibility…

…before reinvestments, negative margin mix and net margin impact of commodities, F/X and pricing

Productivity & Cost Savings
Cost Opportunity by FY'16

~$10 billion Cost Reduction

~$8 bn via Cost Reduction

~$2 bn via Cost Control & Leverage

Productivity & Cost Savings
Cost Opportunity by FY'16

~$10 billion Cost Reduction

~$3 bn Overheads

~$6 bn Cost of Goods (ex. Admin)

~$1 bn Marketing

Productivity & Cost Savings
Overheads – Making Progress, Still Big Opportunity

~$3 bn Overhead Cost Reduction


~150 bps Improvement over last 5 Years
FY 06
FY 07
FY 08
FY 09
FY 10
FY 11

Productivity & Cost Savings
Overhead – Recent Progress

V.P. & Above

Base Year (6/30/07) — (-15%) (6/30/10)

6/30/07 · 6/30/08 · 6/30/09 · 6/30/10 · 6/30/11

Next 2 Levels

Base Year (6/30/08) — (-15%) (6/30/11)

# of Employees

Productivity & Cost Savings
Overheads – Making Progress, Still Big Opportunity

~$3 bn Overhead Cost Reduction


FY 06
FY 07
FY 08
FY 09
FY 10
FY 11

Productivity & Cost Savings
Overhead – Accelerating Savings

	FY '12	FY '13	FY '14	Total
% Reduction*	~3%	~7%		~10%
Positions	1,600	4,100		5,700
Savings, $MM		$240	$560	$800

* % reduction of "Selling, Research, General Admin and Product Supply Admin" positions

Productivity & Cost Savings
Overhead

$3 bn Overhead Cost Reduction

Organization Design & Simplification

- Eliminating duplication of work
- Simplifying through digitization
- Optimizing number of business units & functions
- Optimizing our global footprint



Productivity & Cost Savings

Cost of Goods: Materials

~$4.5 bn Materials Reduction

Product Design & Formulation

- Concentration
- Substitution
- Basis Weight & Millage Efficiency
- Consumer-driven Design Choices


2X

Productivity & Cost Savings
Cost of Goods: Manufacturing


Units Produced per Manufacturing Employee
(in thousands)
38
58
FY '01
FY '11



INSERT BROCK VIDEO

Productivity & Cost Savings
Cost of Goods: Manufacturing

<u>Manufacturing Cost Efficiency</u>

- Process Reliability
- Product Quality & Reliability
- Reducing Capital Cost per Unit of Volume
- Manufacturing Platform Simplification & Standardization



Productivity & Cost Savings
Cost of Goods: Logistics



Transportation & Warehousing
% of Sales
FY '06
FY '07
FY '08
FY '09
FY '10
FY '11



Productivity & Cost Savings

Research & Development



Productivity & Cost Savings

R&D Efficiency



R&D Expense
% of Sales
2.7%
2.6%
2.5%
2.4%
FY '06
FY '07
FY '08
FY '09
FY '10
FY '11



RAZOR

Productivity & Cost Savings
R&D Efficiency

<u>Transformative Platform Technologies</u>

- Leverage Corporate scale to solve tough problems
- Create "Ownable" technologies
- Applied across multiple business areas
- Spans multiple generations of product improvements over time



Productivity & Cost Savings

Marketing


POP
OF FRESH
Tide PODS
NEW
POP IN. STAND OUT.
Visit tide.com for more information.

Productivity & Cost Savings
Advertising + Other Marketing Costs



17.0%
16.0%
15.0%
14.0%
% of Sales
FY '06
FY '07
FY '08
FY '09
FY '10
FY '11

Productivity & Cost Savings
Advertising + Other Marketing Costs

~$1 bn Marketing Reduction

Increase Reach, Frequency, Effectiveness

- Digital Tools
- Multi-Brand Scale



55% मुफ्
Tide
naturals

Productivity & Cost Savings

Marketing Efficiency

P&G Olympic Games Journey

Productivity & Cost Savings
Marketing Efficiency


Paul Biedermann
Germany
Matteo Tagliariol
Italy
Sir Chris Hoy
UK
Liam Tancock
UK
Tyson Gay
USA
Ryan Lochte
USA
Roger Federer
Switzerland
Nikita Lobintsev
Russia
Shinji Kagawa
Japan
Alain Bernard
France

P&G
WORLDWIDE PARTNER

Productivity & Cost Savings

Marketing Efficiency


JEDEN MORGEN ERINNERE
ICH MICH DARAN, DASS
MEIN STÄRKSTER GEGNER
IM SPIEGEL STEHT.
GOLDEN EDITION
Gillette


Gillette

Insert Olympics Video: Future



P&G

WORLDWIDE PARTNER

Productivity & Cost Savings

Cost Opportunity by FY'16

~$10 billion Cost Reduction

~$6 bn via Base Business Savings Programs

~$2 bn via Restructuring Investments

~$2 bn via Cost Control & Leverage

Productivity & Cost Savings

Restructuring Investments

~$2.2 bn investment over 2 years

~$3.5 bn investment over 4 years



1,500
1,000
500
0
FY '12
FY '13
FY '14
FY '15
Restructuring Costs Before Tax
Core
Non-Core

Productivity & Cost Savings

Cost Opportunity by FY'16

~$10 billion Cost Reduction

~950 bps operating margin flexibility…

…before reinvestments, negative margin mix and net margin impact of commodities, F/X and pricing

Productivity & Cost Savings

~$10 billion Cost Reduction

3. Can P&G generate sufficient **Productivity and Cost Savings** to support both our strategic and financial goals?


P&G

Touching lives, improving life. P&G™

